TWIN DISC, INC

Investor Presentation



DISCLOSURES

Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2024 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Non-GAAP Financial Disclosures
Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions
Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.

Net debt is calculated as total debt less cash.

Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.

FIRST QUARTER HIGHLIGHTS

Financial

- Q1 sales +14.7% vs. YA to $72.9 million
- Gross margin increased ~30 bps vs. YA to 26.5%
- Q1 EBITDA of $1.7 million (net loss of $2.8 million) vs. $2.3 million (net loss of $1.2) YA
- Six-month backlog of $144.3 million higher sequentially and supported by healthy ongoing demand

Strategic

- Significant shipments of Veth product meeting growing demand
- Consistent backlog growth supported by healthy demand across end markets
- Continued stabilization within Industrial business
- Driving progress with Katsa Oy integration

MARINE & PROPULSION SYSTEMS

- Sales increased by 22.9% vs. YA
- Global commercial markets show sustained activity, fostering robust demand
- Veth six-month backlog increased 19.0% sequentially
- Rolla & Veth partnership continue to perform well on strength in luxury yacht market
- Government defense spending surge fueling growth, boosting inquiries for patrol boat projects





LAND-BASED TRANSMISSIONS





- Sales decreased by 7.0% vs. YA
- ARFF transmissions demand driving record backlog
- Oil & Gas exports flat due to slowdown in Asia Pacific
- Meeting demand for replacement parts within legacy military

INDUSTRIAL

- Sales increased by 61.3% vs. YA
- Continued sequential improvement in demand and strong order trends
- Volume growth supported by Katsa Oy
- Softer demand primarily for commoditized products; higher-content products showing resilience





CONTINUED BACKLOG GROWTH

BACKLOG AND INVENTORY % OF BACKLOG



$122.5
$125.2
$130.5
$133.7
$144.3
1.03
1.00
0.98
1.00
1QF24
2QF24
3QF24
4QF24
1QF25
Backlog ($MM)
Inventory (% Backlog)

- 6-month backlog continuing to increase on sequential and year-over-year basis
  - FX contributed $3.4 million sequentially
  - Veth backlog growing on sustained demand

Note: Backlog figures are reflective of a six-month period. The six-month order backlog is considered more representative of operating conditions than total backlog.

LONG-TERM STRATEGY

TWIN DISC

- Leading Hybrid/Electric solution provider for niche marine and land-based applications
- Continued expansion of Veth product to reach new markets and geographies
- Rationalize global footprint for efficiency and customer response
- Increased focus on controls and system integration rather than individual components
- M&A priorities: Industrial and Marine Technology (Hybrid focus)

FINANCIAL OVERVIEW



FINANCIAL PERFORMANCE

SALES
($ in millions)



$63.6
$73.0
$74.2
$84.4
$72.9
1QF24
2QF24
3QF24
4QF24
1QF25

- Continued healthy demand across global markets
- Operational execution driving performance
- Adjusting for divestiture of BCS in FY 2024, Q1 2025 revenue was $11.1 million, or 18.0%, higher than the prior year quarter

EARNINGS PER SHARE



($0.09)
$0.07
$0.27
$0.53
($0.20)
1QF24
2QF24
3QF24
4QF24
1QF25

- Foreign currency loss of $1.1 million negatively impact EPS by $0.08 in Q1 FY25.
- EPS impacted by additional interest expense on Katsa acquisition ($0.02) and additional pension amortization ($0.04).

SALES DIVERSITY

SALES BY PRODUCT GROUP

($ in millions)


$5.0
$5.7
$18.6
$34.3
$4.8
$6.5
$15.9
$45.8
$4.3
$6.2
$19.1
$44.5
$5.0
$7.2
$25.0
$47.2
$4.3
$9.2
$17.3
$42.1
1QF24
2QF24
3QF24
4QF24
1QF25
Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

Sales growth driven by strength within Marine and Propulsion Systems and Industrials:

- Consistent market demand
- Geographic expansion
- Strategic partnerships
- Recovery in Industrials sales supported by Katsa acquisition

SALES MIX BY GEOGRAPHY


5%
31%
34%
30%
10%
27%
35%
28%
13%
24%
34%
29%
14%
28%
31%
27%
13%
23%
40%
24%
1QF24
2QF24
3QF24
4QF24
1QF25
North America
Europe
Asia Pacific
Other

- Decreasing proportion of overall sales in North American market continued, with demand remaining steady
- European market capturing a greater proportion of total sales

STRONG BALANCE SHEET

BALANCE SHEET
($ in millions)



$21.7
$29.8
$20.4
$16.7
$1.2
$13.1
Total Debt
Cash
Net Debt
1QF24
1QF25

EBITDA
($ in millions)



$2.3
$1.7
1QF24
1QF25

LEVERAGE RATIO



0.04x
0.5x
1QF24
1QF25

MARGINS & NEAR-TERM EXPECTATIONS

TWIN DISC GROSS MARGIN


26.2%
26.5%
1QF24
1QF25

FIRST QUARTER GROSS MARGIN DRIVERS

- Gross margin increased sequentially by 30 basis points vs. YA
- Capturing tailwinds from pricing actions executed throughout FY 2023
- Pursuing cost reduction activities and operational efficiencies

FIRST QUARTER GROSS PROFIT BY PRODUCT GROUP


Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

INFLATION & SUPPLY CHAIN EXPECTATIONS

- Near-term shipment delays as certain suppliers face delivery challenges and customers delayed delivery, resulting in unfavorable mix impact

CAPITAL ALLOCATION FRAMEWORK

- Debt Reduction
- Return Capital to Shareholders (Dividends)
- Organic Growth Investments
- Bolt-On & Transformational Acquisitions
- Return Capital to Shareholders (Share Repurchases)

Focus Areas	▪ Research & Development ▪ Geographic diversification / expansion ▪ Marketing
Strategic Fit	▪ Diversification away from Oil & Gas ▪ Acquisition logic immediately evident
Financial Fit	▪ Evident value creation potential ▪ Consistent business performance ▪ Internal Rate of Return > WACC
Other Considerations	▪ Platform for transformative expansion ▪ Can enhance network and capabilities

KEY TAKEAWAYS

- Robust sales growth driving performance improvement in the quarter along with continued margin expansion
- Healthy backlog growth supported by consistent demand across end markets
- Remaining well-equipped to navigate through economic uncertainty, bolstered by a strong financial profile



Q&A

Fiscal 2025 First Quarter Earnings Call

APPENDIX



RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

RECONCILIATION OF TOTAL DEBT TO NET DEBT
(In thousands; unaudited)

	September 27, 2024	September 29, 2023
Current maturities of long-term debt	2,000	2,000
Long-term debt	27,794	19,657
Total debt	$29,794	$21,657
Less cash	16,711	20,428
Net debt	$13,083	$1,229

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA
(In thousands; unaudited)

	1Q25 LTM	1QF25	FY24	4QF24	3QF24	2QF24	1QF24
Net Income (loss) attributable to Twin Disc	$9,393	$(2,765)	$10,989	$7,410	$3,822	$930	$(1,173)
Interest expense	1,685	636	1,443	394	263	392	394
Income tax expense	4,203	627	4,121	1,515	398	1,662	546
Depreciation and amortization	10,731	3,238	9,981	2,484	2,474	2,535	2,488
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$26,016	$1,736	$26,535	$11,804	$6,957	$5,520	$2,255

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

NET DEBT TO EBITDA LEVERAGE RATIO CALCULATION

	1QF25	1QF24
Net debt	$13,083	$1,229
LTM EBITDA	26,016	27,444
Leverage Ratio	0.5x	0.04x